UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K/A

(Amendment No. 1)

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2018

____________________

StemGen, Inc.

(Exact name of registrant as specified in its charter)

____________________

Delaware	000-21555	54-1812385
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Performance Drive, Suite F Angleton, TX	77515
(address of principal executive offices)	(zip code)

832-954-7569

(registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

TABLE OF CONTENTS

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	1

EXPLANATORY NOTE	1

THE ACQUISITION AGREEMENT AND RELATED TRANSACTIONS	2

DESCRIPTION OF BUSINESS	3

WHERE YOU CAN FIND MORE INFORMATION	4

RISK FACTORS	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8

DIRECTORS, EXECUTIVE OFFICERS AND CONTROL PERSONS	9

EXECUTIVE COMPENSATION	10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	11

LEGAL PROCEEDINGS	11

DESCRIPTION OF SECURITIES	11

MARKET PRICE OF AND DIVIDENDS ON THE COMPANY’S COMMON STOCK AND RELATED STOCKHOLDER MATTERS	12

INDEMNIFICATION OF DIRECTORS AND OFFICERS	15

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report (the “Report”) contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation:

●	Market acceptance of our products and services;

●	Competition from existing products or new products that may emerge;

●	The implementation of our business model and strategic plans for our business and our products;

●	Estimates of our future revenue, expenses, capital requirements and our need for financing;

●	Our financial performance;

●	Current and future government regulations;

●	Developments relating to our competitors; and

●	Other risks and uncertainties, including those listed under the section titled “Risk Factors.”

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

EXPLANATORY NOTE

We were incorporated under the laws of the State of Delaware, August 18, 1992. Prior to the Acquisition (as defined below), we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended). As a result of the Acquisition, we have ceased to be a “shell company” and will continue as a publicly traded company under the name StemGen, Inc. The existing business operations of D3esports, Inc. will continue as our wholly subsidiary.

On January 29, 2019 (the “Closing Date”), we completed and closed the acquisition (the “Acquisition”) under an Agreement and Plan of Reorganization (the “Reorganization Agreement”), entered into by and among by and among (i) StemGen, Inc.(“StemGen”); (ii) D3esports, Inc., a Wyoming corporation ( “D3esports”); (ii) and the shareholders of D3esportst (“Sellers”) pursuant to which D3esports became a wholly owned subsidiary of ours. Pursuant to the Reorganization Agreement, we acquired from the Sellers all of the issued and outstanding equity interests of D3esports in exchange for 39,631,587 shares of our common stock, par value $0.001 per share and 7,000,000 shares of Preferred Stock, par value $0.001 per share. As a result of the Acquisition, the Sellers, as the former shareholders of D3esports, became the controlling shareholders of the Company. The Acquisition was accounted for as a reverse merger notwithstanding it is legally a reverse acquisition.

As used in this Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms the “Registrant,” “we,” “us” and “our” refer to the consolidated Company and its subsidiaries at and after the Closing, giving effect to the Acquisition.

This Current Report is being filed in connection with a transaction consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following Items in Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 2.02	Results of Operations and Financial Condition

Item 3.02	Unregistered Sales of Equity Securities

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 5.06	Change in Shell Company Status

Item 9.01	Financial Statements and Exhibits

Item 1.01 Entry into a Material Definitive Agreement

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

THE ACQUISITION AGREEMENT AND RELATED TRANSACTIONS

Agreement and Plan of Reorganization

On December 13, 2018, StemGen, Inc. (“StemGen” “us”, “we” or the “Company”) entered into an Agreement and Plan of Reorganization (the “Agreement”) with D3esports Corp., a Wyoming corporation, and the stockholders of D3esports Corp.  Pursuant to the Agreement, we acquired all the outstanding equity securities of D3esports Corp. and D3sports, Inc. will be domiciled in Texas as a wholly owned subsidiary of StemGen, Inc. The purchase price for the acquisition consists of the issuance to the stockholders of D3esports Corp. by StemGen 39,631,587 shares of our common stock, par value $0.001 per share and 7,000.000 shares of Preferred Stock, par value $0.00001 per share.

The acquisition was completed pursuant to the Agreement on the 29th day of January 2019. As a result of the acquisition D3esports became a wholly owned subsidiary of StemGen and the former shareholders of D3esports became the owners of 61.94% of our common stock and will be accounted for as a reverse merger. The name of the registrant will not change. On the closing date, the registrant was a shell company as defined in Rule 12b-2 of the Exchange Act.

Information in response to this Item 2.01 is provided under the Item numbers of Form 10.

Pro-Forma Ownership

See “Market Price of and Dividends on the Company’s Common Stock and Related Stockholder Matters.”

Accounting Treatment; Change of Control

See Exhibits 99.1, 99.2 and 99.3

Form 10 Information

Prior to the Acquisition, the Company had nominal operations. We were deemed a “shell company,” as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act, because of the lack of operations prior to the completion of the Acquisition.

Immediately following the Acquisition, the business of D3esports became our business. D3esports is engaged in the business of e-sports with emphasis on the Virtual Racing championship we are building with Mainline.gg based on the Forza Motorsports game.

With the resulting change in our business, we are voluntarily providing the information as is required pursuant to Item 2.01(f) of Form 8-K as if we were filing a general form for registration of securities on Form 10 under the Exchange Act for our common stock, which is the only class of our securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Acquisition.

DESCRIPTION OF BUSINESS

Prior to the Acquisition, we were a shell company with no substantive operations. The purpose of the Company was to seek and investigating potential assets, properties or businesses to acquire while complying with the periodic reporting requirements of the Exchange Act for so long as we are subject to those requirements.

Immediately following the Acquisition, the businesses of D3esports became our businesses. D3esports is engaged in the business of esports.

The acquisition was completed pursuant to the Agreement on the 29th day of January 2019. As a result of the acquisition D3esports became a wholly owned subsidiary of StemGen and the former shareholders of D3esports became the owners of 61.62% of our common stock and will be accounted for as a reverse merger.

Overview

D3esports is a Virtual to Real company offering global sports an opportunity to participate in virtual competition. Our focus is professional motorsports because of management’s extensive historical experience and personal relationships and connections in the space.  We offer a time trial format competition through our Microsoft license managed by Mainline.gg for eSports athletes to compete to win a season of real racing and enhance their experience of motorsports though a virtual platform with a strong link to a real team and real race cars.

Corporate History

D3esports was founded in May 2018 and launched at Dave and Buster Houston flagship store in July 2018.  We have created, built and made ready for the start of 2nd quarter an eSports competition based around Forza 7 Motorsports.  We have extensive experience in real motorsports and recent technological advancements enable virtual motorsports to cross-over to virtual motor sports and attract substantial investment.

Current Business

We currently sell 3 screen Fanatec operated Logitech Playseats powered by a custom gamer PC built in house for all enthusiasts, gamers and eSports athletes to gain the best access to win a season of racing. We also are currently positioning and selling sponsorship for naming rights of the championship open and showdown series as well as each month long racing competition.

Effective October 22, 2018, D3esports entered into an Esports service agreement with Mainline.gg, to build, design, maintain and support the necessary platform to facilitate the D3 competitive racing program, including, the D3 open series for time trial submission and D3 Showdown Series for a monthly custom race.

Industry Overview

The eSports Industry has been rapidly expanding and presently has more than 300 million players.  However, recently through social media and Twitch TV this underground world has been exposed to nontraditional gamers. It is quickly being accepted as a sport with 22 North American universities offering eSports scholarships.  Newly built custom eSports arenas are taking over real sports stadiums. Many real sports are creating their own virtual offering but we see this as a substantial opportunity to optimize driving standards for first time drivers and elevate the performance of professional drivers as well as a new platform for companies to expose their brand and services.

Our Strengths

Real motorsport knowledge and experience at the highest level and partnership with industry leaders in real and virtual sports.

Competition

We have partnered with our strongest competitors and created and encouraged others a white label opportunity to expand their real reach virtually.  F1 eSports is a strong competitor.

Regulation

All the competition regulations are vigorously managed and maintained by MAINLINE.GG

Customers

We are open to all. Any race driver looking to exposure their sponsors to additional marketing avenues, we have a solution. For gamers searching for another disciple, we have a very connected offering. For the professional eSports athlete, we have a true connection to enable earned points to be converted to rewards to pay for education and items you may need. We offer a unique true Virtual to Real offering that many many layers and offerings. However, gamers wanting to win a season of racing and compete against the best drivers can come to us and as the customers register there will be three layers with prizes in each so there are several levels to work though make for a mega experience.

Intellectual Property

D3esports owns the technology and managed by our partner MAINLINE.GG using our license with Microsoft.

Protection of our intellectual property is a strategic priority for our business. We rely on a combination of patent, copyright, trademark and trade secret laws, as well as confidentiality agreements, to establish and protect our proprietary rights. We do not rely on third-party licenses of intellectual property for use in our business.

We generally control access to and use of our proprietary and other confidential information through the use of internal and external controls, such as the use of confidentiality agreements with our employees and outside consultants.

Properties

Prior to the change in control, the Company’s office was located at 9601 Moss Haven Drive, Dallas, Texas 75231. Because the Company has had no business, its activities will be limited to keeping itself in good standing in the State of Delaware, seeking out acquisitions, reorganizations or mergers and preparing and filing the appropriate reports with the SEC. These activities have consumed an insubstantial amount of management’s time.

After the change in control, the business of StemGen is the business of D3esports. StemGen’s and D3esports’s corporate offices are located at 1 Performance Drive, Suite F, Angleton, Texas 77515.

Employees

We have one employee, our sole officer and director, Simon Dawson

Legal Proceedings

We are currently not aware of any material pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the requirements of the Exchange Act, and files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the public reference room maintained by the SEC at its Public Reference Room, located at 100 F Street, N.E. Washington, D.C. 20549. You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330. In addition, we are required to file electronic versions of those materials with the SEC through the SEC’s EDGAR system. The SEC also maintains a website at http://www.sec.gov, which contains reports, proxy statements and other information regarding registrants that file electronically with the SEC.

RISK FACTORS

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, we are not required to provide information required by this Item. However, Risk factors included in our 10-K filed November 2, 2018 are incorporated herein by reference

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and plan of operations should be read in conjunction with our financial statements and related notes appearing elsewhere herein. This discussion and analysis contain forward-looking statements including information about possible or assumed results of our financial conditions, operations, plans, objectives, and performance that involve risk, uncertainties, and assumptions. The actual results may differ materially from those anticipated in such forward-looking statements. The words expect, anticipate, estimate or similar expressions are also used to indicate forward-looking statements.

Background of our Company

We currently sell three Screen Fanatec operated Logitech Playseats powered by a custom Gamer PC built in house for all enthusiasts, gamers and eSports athletes to gain the best access to win a season of racing.  We also are currently positioning and selling sponsorship for naming rights of the championship open and showdown series as well as each series (month long).

Effective October 22, 2018, D3esports entered into an Esports Service Agreement with Mainline.gg, to build, design, maintain and support to facilitate the D3 Competitive Racing Program, including, the D3 Open Series for time trial submission and D3 Showdown Series for a monthly custom race.

Plan of Operations

Overview. D3esports intends to gain year-round visibility by using Mainline Events to host ongoing virtual racing competitions with the top driver(s) at the end of the season earning the opportunity to compete against professional drivers and a chance to drive a real race car.

Our primary operation is to be the community offering and management of our online competitions in the motorsports arena but not confined to just one sport. We plan to expand to other sports in the future. The unique selling proposition for D3esports is the virtual to real experience.  We have agreements with MAINLINE.GG to manage our competition and Microsoft, currently the sole platform of competition to which we also plan to expand into other.

With growing partnerships from component providers in the gaming and eSport space we plan to build and sell professional simulators linking to a points/rewards platform.

Sales and Marketing. Our marketing is through monthly press releases and social media on Facebook and Instagram coupled with our 24/7 time trial competition with online advertising for sponsors.  Our school education platform is in  place with a performance driving school for first time drivers and linking with course curriculum to drive awareness and education in the virtual to real eSports space and cross over to learning in the class rooms.

Research and Development. We do not currently develop electronic games. We are focused on forming agreements with the best games and virtual racing platforms in the world to optimize the experience but to familiarize the competitor.  We are building the ultimate experience to our offering which is a connection to real drivers, engineers our partners technology by hosting eSports tournaments to connect the virtual to real and for the fastest to have the opportunity to passenger or drive a real race car on a real track.  Through our partnership and internal research we are moulding our competition to the gamer. (gamer focused).  We currently do have contracts for competition management with MAINLINE.GG and licensing agreements with Microsoft to run with Xbox and Forza 7 Motorsport to add to our intellectual properties. Additionally, we are in talks with mobile application developers for ease of competition registration and entry.

Intellectual Property. We currently have two agreements in place to offer the best experience from green to checkered flag.  These agreements are with MAINLINE.GG (North American Leaders in eSports competition management) and Microsoft (to have a strong gaming platform bridging the gap between virtual and real motorsport).  There shall be more agreements with component supplies for our professional simulator and race team in the future.

Competition. The business of eSports is highly competitive and rapidly growing. Our ability to compete depends upon many factors within and outside our control, including the timely development and introduction of the racing competition which is based a time-trial format to played 24/7 with the Forza 7 Motorsports, played on Xbox and PC.

As we expand and add more motorsports platforms (partnerships) and sports to D3esports we publish and market, and the related enhancements, functionality, performance, reliability, customer service and support and marketing efforts. Due to the relatively low barriers to entry in the eSports market, we expect additional competition from other emerging companies but we have structured a virtual to real offering which can be added to professional team, Sim Centre and other games companies, we are simply offering a path to promote and enhance the gamers experience to relate to the real world through virtual competition. Many of our existing and potential competitors are substantially larger than us and have significantly greater financial, technical and marketing resources that will compete for available users, developers and talent.   As a result, they may be able to respond more quickly to new or emerging technologies and changes in customer requirements, or to devote greater resources to the publishing and promotion of their eSports competitions. There can be no assurance that we will be able to compete successfully against current or future competitors or that competitive pressure will not have a material adverse effect on our business, operating results and financial condition.

Liquidity

We believe we do not have adequate funds to fully execute the D3esports business plan for the next twelve months unless we obtain additional funding. However, should we not raise this capital, we will allocate our funding to first assure that all state, federal and SEC requirements are met.

As of September 30, 2018, we had cash on hand of $0.

We intend to pursue capital through public or private financing, as well as borrowing and other sources in order to finance our business activities. We cannot guarantee that additional funding will be available on favorable terms, if at all. If adequate funds are not available, then our ability to continue our operations may be significantly hindered.

Results of Operations

For the period from inception through September 30, 2018, the Company incurred net losses and had negative cash flow from operations. As of September 30, 2018, the Company has negative working capital.

We continue to rely on outside funding to offset operating shortfalls and do not foresee a change in this situation in the immediate future. There can be no assurance that we will continue to have such funding available. We will not be able to continue operations without them. We are pursuing alternate sources of financing, but there is no assurance that additional capital will be available to the Company when needed or on acceptable terms.

Period from inception (May 11, 2018) through September 30, 2018

General and Administrative Expenses

We recognized general and administrative expenses of $1,995 for the period from inception through June 30, 2018 as a result of the Company beginning operations.

Net Loss

We incurred a net loss of $1,995 for the period from inception through September 30, 2018 related to general and administrative expenses incurred during the period.

Three months ended September 30, 2018

General and Administrative Expenses

We recognized general and administrative expense of $49,586 the three months ended September 30, 2018 related to the Company beginning operations. General and administrative expense is primarily made up of legal and consulting expense of $18,670, Mainline expense of $10,000 and accounting expenses of $7,500.

Net Loss

We recognized a net loss of $49,586 for the three months ended September 30, 2018 related to general and administrative expenses discussed above.

Liquidity and Capital Resources

We anticipate needing approximately $425,000 to fund our operations and to effectively execute our business plan over the next eighteen months. Currently available cash is not sufficient to allow us to commence full execution of our business plan. Our business expansion will require significant capital resources that may be funded through the issuance of common stock or of notes payable or other debt arrangements that may affect our existing debt structure. Despite our current financial status, we believe that we may be able to issue additional notes payable or debt instruments in order to start executing our business plan. However, there can be no assurance that we will be able to raise money in this fashion and have not entered into any agreements that would obligate a third party to provide us with capital.

As of September 30, 2018, we had no cash on hand. We do not have an adequate amount of cash on hand to fund our future operations.

We have no known demands or commitments, except for the Mainline commitment discussed in the footnotes to our financial statements, and are not aware of any events or uncertainties as of September 30, 2018 that will result in or that are reasonably likely to materially increase or decrease our current liquidity.

Capital Resources

We had no material commitments for capital expenditures as of September 30, 2018. However, should we execute our business plan as anticipated, we would incur substantial capital expenditures and require financing in addition to what is required to fund our present operation.

Additional Financing

Additional financing is required to continue operations. Although actively searching for available capital, the Company does not have any current arrangements for additional outside sources of financing and cannot provide any assurance that such financing will be available.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Critical Accounting Policies and Estimates

We prepare our financial statements in conformity with GAAP, which requires management to make certain estimates and assumptions and apply judgments. We base our estimates and judgments on historical experience, current trends, and other factors that management believes to be important at the time the financial statements are prepared; actual results could differ from our estimates and such differences could be material. We have identified below the critical accounting policies, which are assumptions made by management about matters that are highly uncertain and that are of critical importance in the presentation of our financial position, results of operations and cash flows. Due to the need to make estimates about the effect of matters that are inherently uncertain, materially different amounts could be reported under different conditions or using different assumptions. On a regular basis, we review our critical accounting policies and how they are applied in the preparation our financial statements.

New Accounting Pronouncements

For a description of recent accounting standards, including the expected dates of adoption and estimated effects, if any, on our financial statements, see “Note 3: Significant Accounting Polices: Recently Issued Accounting Pronouncements” in our financial statements elsewhere in this document.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the applicable table below are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

The following table sets forth information with respect to the beneficial ownership of our common stock as of January 29, 2019, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock, voting preferred stock or convertible preferred stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. Other than the Acquisition, to our knowledge, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

	Number of Shares of Capital Stock Beneficially Owned (1)		Percentage Ownership (3)
Name and Address of Beneficial Owner	Common Stock	Preferred Stock	Common Stock	Preferred Stock
Boxcar Transportation Corp (2) 65 East Street House No. 35 Panama City, Panama	86,990	1,000,000(4)	.019%	100%

Simon Dawson 1 Performance Drive, Suite F Angleton, TX 77515	5,166,663	-0-	11.38%	-0-%

Ian Dawson 1 Performance Drive, Suite F Angleton, TX 77515	5,166,663	-0-	11.38%	-0-

Recycled Capital(6) 5712 Southwest Fwy. Houston, Texas 77057-7508	1,000,000	7,000,000(5)	4.99%	100%

John Pritzlaff 622 Cliffgate Lane Castle Rock Colorado 80108	7,500,000	-0-	16.52%	-0-

Hampton Bay Trading Corp.(7) 2500 Wilcrest Dr., Suite 300 Houston, Texas 77042	4,388,890	-0-	9.88%	-0-

All executive officers and directors as a group (one person)	5,166,663	-0-	-0-%	-0-%

(1)         Under Rule 13d-3 under the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock outstanding on January 29, 2019.

(2)         The beneficial owner of Boxcar Transportation Corp. is Mert Gungor. In addition to the 86,990 shares of common stock owned, Boxcar Transportation Corp. also owns 1,000,000 shares of the Company’s Series E preferred stock. The outstanding shares of Series E preferred share have the right to take action by written consent or vote based on the number of votes equal to twice the number of votes of all outstanding shares of common stock. As a result, Boxcar Transportation Corp. has not less than 2/3rds of the voting power of all shareholders at any time corporate action requires a vote of shareholders.

(3)         Our calculation of the percentage of beneficial ownership is based on 45,400,588 shares of common stock 1,000,000 shares of Series E preferred stock and 7,000,000 shares of Series A preferred stock outstanding as of January 29, 2019.

(4)         Represents Series E preferred stock

(5)         Represents Series A preferred stock, each convertible to 3 shares of common stock. The number of shares of the common stock held as of the date hereof is 4.99% of the total outstanding because. all the convertible preferred stock are subject to a conversion cap of 4.99% of the total outstanding. Therefore, the holder of the preferred stock does not have the “right” to hold more than the amount of the cap as expressed by the Commission’s amicus curiae brief in the case of Mark Levy v. Southbrook International Investments, Ltd. (2 nd Cir. Mar 31, 2001). In addition to these shares, Lead Enterprises, Inc. holds several convertible promissory notes which are convertible into a total of approximately 9,622,466 shares of common stock of the Company, all subject to the 4.99% limitation.

(6)         Robert Wilson is the natural person who exercises the sole voting and or dispositive powers with respect to the shares of Recycled Capital Corp.

(7)         Robert Sonfield is the natural person who exercises the sole voting and or dispositive powers with respect to the shares of Hampton Bay Trading Corp.

DIRECTORS, EXECUTIVE OFFICERS AND CONTROL PERSONS

Prior to the Acquisition, Mr. John David Walls served as director, president, secretary, and treasurer of the Company. Upon the closing of the Acquisition, Mr. Simon Dawson became the sole director, president, treasurer and secretary of the Company.

Upon closing of the Acquisition, our executive officers and directors are:

NAME	AGE	POSITION(S)	DATE ELECTED OR APPOINTED
Simon Dawson	37	Director, President, Secretary, and Treasurer	January 29, 2019

Moving to Houston in 2007 after being Sales and Marketing Manager at one of the UK leading health and fitness clubs in Cambridge England called Next Generation (David Lloyd Club), Simon was the business development manager for Risi Competixione, the factory that supported Ferrari GT2 race team in North America, seeing multiple championships up to 2011.

Simon Dawson joined his father on the Project Libra Race program, which developed the Radical Ford Eco Boost race engine and it’s first race car in 2012.

This led to his permanent move from North Carolina to Houston to develop a full Radical dealership and track day business, which he runs with his father today.

Over the last six years, Simon and his father have enjoyed great success with Radical Texas selling track day cars, track day experiences and along the way, testing and developing the cars and technologies that will bring them race championships well into the future.

The driving force behind Simon’s passion for motorsports is family, and the dream of making racing an obtainable pastime and sport for all families and inspire the future linking the real and virtual worlds with an investment into eSport for the ultimate experience.

Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors.” None of our directors are independent directors under the applicable standards of the SEC and the NASDAQ stock market.

Family Relationships

There are no family relationships among our directors or executive officers. However, Mr. Ian Dawson, a significant shareholder is the father of Mr. Simon Dawson, our sole officer and director.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

●	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

●

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

●

being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Board Committees

The Company currently has not established any committees of the Board of Directors. Our Board of Directors may designate from among its members an executive committee and one or more other committees in the future. We do not have a nominating committee or a nominating committee charter. Further, we do not have a policy regarding the consideration of any director candidates recommended by security holders. To date, other than as described above, no security holders have made any such recommendations. The entire Board of Directors performs all functions that would otherwise be performed by committees. Given the present size of our board it is not practical for us to have committees. If we are able to grow our business and increase our operations, we intend to expand the size of our board and allocate responsibilities accordingly.

Audit Committee Financial Expert

We have no separate audit committee currently. The entire Board of Directors oversees our audits and auditing procedures. Neither of our directors is an “audit committee financial expert” within the meaning of Item 407(d)(5) of SEC regulation S-K.

Compensation Committee

We have no separate compensation committee currently. The entire Board of Directors oversees the functions which would be performed by a compensation committee.

Code of Ethics

We have adopted a code of ethics meeting the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely, and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of violations; and provide accountability for adherence to the provisions of the code of ethic.

EXECUTIVE COMPENSATION

No current or prior officer or director has received any remuneration or compensation from the Company in the past three years, nor has any member of the Company’s management been granted any option or stock appreciation right. Accordingly, no tables relating to such items have been included within this Item. None of our employees is subject to a written employment agreement nor has any officer received a cash salary since our founding. The Company has no agreement or understanding, express or implied, with any director, officer or principal stockholder, or their affiliates or associates, regarding compensation in the form of salary, bonuses, stocks, options, warrants or any other form of remuneration, for services performed on behalf of the Company. Nor are there compensatory plans or arrangements, including payments to any officer in relation to resignation, retirement, or other termination of employment, or any change in control of the Company, or a change in the officer’s responsibilities following a change in control of the Company.

Employment Agreements

None of the Company’s executive officers have employment agreements directly with the Company, although they may enter into such agreements in the future.

Director Compensation

We have not compensated our directors, in their capacities as such, since our respective formations.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transactions in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s common stock, or an immediate family member of any of those persons.

The descriptions set forth above under the captions “The Acquisition and Related Transactions—Acquisition Agreement,” “Executive Compensation—Employment Agreements” and “Director Compensation” and below under “Description of Securities—Options” are incorporated herein by reference.

We have a policy in place to address related party transactions. The policy outlines standards of review for the approval of transactions with related parties. Accordingly, the Company’s sole director, Mr. Simon Dawson, reviews business proposals and recommends courses of actions that comply with the policy. In cases where a business proposal involves a related party, such a proposal will not be approved.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

We are currently not aware of any material pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.

DESCRIPTION OF SECURITIES

General

Our authorized capital stock consists of 100,000,000 shares of common stock, $0.001 par value per share, and 8,000,000 shares of preferred stock, $0.001 par value per share. The following description summarizes the most important terms of our capital stock. Because it is only a summary, it does not contain all the information that may be important to you. For a complete description, you should refer to our certificate of incorporation and bylaws, which are included as exhibits to this report and to the provisions of applicable the General Corporation Law of Delaware.

Common Stock

As of the date of this report, there are 45,400,588 shares of our common stock outstanding, held by 103 stockholders of record, and 8,000,000 shares of our preferred stock outstanding. All shares of common stock have equal rights and privileges with respect to (i) one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders; (ii) to participate equally and to receive any and all such dividends as may be declared by the board of directors out of funds legally available therefor; and (iii) to participate pro rata in any distribution of assets available for distribution upon liquidation of the Company. Stockholders of the Company have no pre-emptive rights to acquire additional shares of common stock or any other securities. The common stock is not subject to redemption and carries no subscription or conversion rights. All outstanding shares of common stock are fully paid and non-assessable. The Articles of Incorporation may only be amended by a majority vote of the stockholders holding at least a majority of all stock entitled to vote. The vote may be taken by written consent or at a properly called and noticed meeting of the stockholders.

Preferred Stock

Our board of directors designated 1,000,000 shares of Series E preferred stock. The Series E preferred stock has a par value of $0.001 and ranks subordinate to our common stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary. The outstanding shares of Series E preferred stock have the right to act by written consent or vote based on the number of votes equal to twice the number of votes of all outstanding shares of capital stock. No dividends may be declared or paid on the preferred stock. Therefore, any action that requires a vote of shareholders may be authorized by 2/3rs vote of the Series E preferred stock.

In the event of any liquidation or winding up of the Company or the sale of all or substantially all the assets of the Company, the holders of the Series E preferred stock shall not be entitled to participate in any distributions.

Our board of directors has designated 7,000,000 shares of Series A preferred stock, convertible, at the option of the holder into 3 shares of common stock. The designation limits the number of shares issuable on conversion to the holder not owning more than 4.99% of the number of issued and outstanding shares of our common stock.

Dividend Rights

Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of our common stock are entitled to receive dividends out of funds legally available at the times and in the amounts that our board of directors may determine. Dividends may be declared and paid on our common stock from lawfully available funds as and when determined by our board of directors.

Voting Rights

Except as otherwise required by the General Corporation Law of Delaware and the Series E Preferred Stock, the holders of common stock possess all voting powers for all purposes, including the election of directors. Each share of common stock has one vote on each matter submitted to a vote of our stockholders. The holders of shares of our common stock will vote together with all other shares of capital stock, if any, as a single class on all matters submitted for a vote or consent of stockholders.

Preemptive or Similar Rights

Our common stock is not entitled to preemptive rights and is not subject to conversion or redemption. The rights of the holders of our common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of our preferred stock that our board of directors may designate and issue in the future.

Liquidation Rights

Upon our liquidation, dissolution, or winding-up, the assets legally available for distribution to our stockholders would be distributable ratably among the holders of our common stock and any participating preferred stock outstanding at that time after payment of liquidation preferences, if any, on any outstanding shares of preferred stock and payment of other claims of creditors.

MARKET PRICE OF AND DIVIDENDS ON THE COMPANY’S COMMON STOCK AND RELATED STOCKHOLDER MATTERS

Our common stock trades in the OTC Pink marketplace under the symbol “SGNI”. The OTC Pink marketplace is a quotation service that displays real-time quotes, last-sale prices, and volume information in over-the-counter (“OTC”) equity securities. An OTC Pink equity security generally is any equity that is not listed or traded on a national securities exchange.

Ownership of Capital Stock

	Number of Shares of Capital Stock Beneficially Owned (1)				Percentage Ownership (2)
	Common Stock		Preferred Stock		Common Stock		Preferred Stock
Name and Address of Beneficial Owner	Before Closing	After Closing	Before Closing	After Closing	Before Closing	After Closing	Before Closing	After Closing
Public Stockholders(5)	14,083,927	14,083,927	1,000,000	1,000,000	31.02%	.019%	100%(3)	100%(3)

Simon Dawson 1 Performance Drive, Suite F Angleton, TX 77515	-0-	5,166,663	-0-	-0-	0%	11.38%	0%	0%

Ian Dawson 1 Performance Drive, Suite F Angleton, TX 77515	-0-	5,166,663	-0-	-0-	0%	11.38%	0%	0%

Recycled Capital 5712 Southwest Fwy. Houston, Texas 77057-7508	-0-	1,000,000	-0-	7,000,000(4)	0%	4.99%		100%(4)

John Pritzlaff 622 Cliffgate Lane Castle Rock Colorado 80108	-0-	7,500,000		-0-	0%	16.28%	0%	0%

Five additional Stockholders, each less that 4%	-0-	5,900,000	-0-	-0-	-0-	12.96%	-0-	-0-

Hampton Bay Trading Corp. 2500 Wilcrest Dr., Suite 300 Houston, Texas 77042	-0-	4,388,890	-0-	-0-	0%		9.88%	0%0%

Jennifer Abney 2500 Wilcrest Dr., Suite 300 Houston, Texas 77042	-0-	2,194,445	-0-	-0-	0%	4.94%	0%	0%

All executive officers and directors as a group (one person)	-0-	5,166,663	-0-	-0-

(1)

Under Rule 13d-3 under the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock outstanding on January 29, 2019.

(2)

Our calculation of the percentage of beneficial ownership is based on 45,400,588 shares of common stock 1,000,000 shares of Series E preferred stock an 7.000.000 shares of Series A preferred stock outstanding as of January 29, 2019.

(3)

Represents Series E preferred stock. The outstanding shares of Series E preferred share have the right to take action by written consent or vote based on the number of votes equal to twice the number of votes of all outstanding shares of common stock. As a result, Boxcar Transportation Corp. has not less than 2/3rds of the voting power of all shareholders at any time corporate action requires a vote of shareholders.

(4)

Represents Series A preferred stock, each convertible to 3 shares of common stock. The number of shares of the common stock held as of the date hereof is 4.99% of the total outstanding because. all the convertible preferred stock are subject to a conversion cap of 4.99% of the total outstanding. Therefore, the holder of the preferred stock does not have the “right” to hold more than the amount of the cap as expressed by the Commission’s amicus curiae brief in the case of Mark Levy v. Southbrook International Investments, Ltd. (2 nd Cir. Mar 31, 2001). In addition to these shares, Lead Enterprises, Inc. holds several convertible promissory notes which are convertible into a total of approximately 9,622,466 shares of common stock of the Company, all subject to the 4.0% limitation.

(5)

Includes 86,990 common shares and 1,000,000 Series E preferred shares owned before and after closing by Boxcar Transportation Corp, 65 East Street House No. 35, Panama City, Panama. See note (3) for description of Series E preferred stock

There is no “public market” for shares of common stock of the Company. Although the Company’s shares are quoted on the OTC Pink marketplace, the Company is aware of only a few transactions that have taken place in the previous five years. In any event, no assurance can be given that any market for the Company’s common stock will develop or be maintained.

Stockholders of Record

As of the date of this report there were approximately 103 stockholders of record of our common stock.

Warrants

There are currently no outstanding warrants.

Options

There are currently no outstanding options.

Penny Stock Regulations

The ability of an individual shareholder to trade their shares in a particular state may be subject to various rules and regulations of that state. Several states require that an issuer’s securities be registered in their state or appropriately exempted from registration before the securities are permitted to trade in that state. Presently, the Company has no plans to register its securities in any particular state. Further, most likely the Company’s shares will be subject to the provisions of Section 15(g) and Rule 15g-9 of the Exchange Act, commonly referred to as the “penny stock” rule. Section 15(g) sets forth certain requirements for transactions in penny stocks and Rule 15g-9(d)(1) incorporates the definition of penny stock as that used in Rule 3a51-1 of the Exchange Act.

The SEC generally defines penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. Rule 3a51-1 provides that any equity security is considered to be a penny stock unless that security is: registered and traded on a national securities exchange meeting specified criteria set by the SEC; authorized for quotation on The NASDAQ Stock Market; issued by a registered investment company; excluded from the definition on the basis of price (at least $5.00 per share) or the issuer’s net tangible assets; or exempted from the definition by the SEC. If the Company’s shares are deemed to be a penny stock, trading in the shares will be subject to additional sales practice requirements on broker- dealers who sell penny stocks to persons other than established customers and accredited investors, generally persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse.

For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker- dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks. Consequently, these rules may restrict the ability of broker-dealers to trade and/or maintain a market in the Company’s Common stock and may affect the ability of shareholders to sell their shares.

Dividends

The Company has not declared any cash dividends with respect to its common stock and does not intend to declare dividends in the foreseeable future. There are no material restrictions limiting, or that are likely to limit, the Company’s ability to pay dividends on its common stock in the future.

Securities authorized for issuance under equity compensation plans.

None; not applicable

Purchase of Equity Securities by the Issuer and Affiliated Purchasers.

None.

Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC will continue as our Transfer Agent and Registrar for our common stock. Its mailing address is 6201 15th Ave, Brooklyn, New York 11219 and their phone number is 718.921.8124.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Delaware General Corporation Law and our Articles of Incorporation allow us to indemnify our officers and directors from certain liabilities and our By-Laws state that we shall indemnify every present or former director or officer of ours or one of our subsidiaries (each an “Indemnitee”).

Our By-Laws provide for indemnification for liability, including expenses incurred in connection with a claim of liability arising from having been an officer or director of the Company for any action alleged to have been taken or omitted by any such person acting as an officer or director, not involving gross negligence or willful misconduct by such person.

Other than discussed above, none of our By-Laws, or Articles of Incorporation includes any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 3.02      Unregistered Sales of Equity Securities

Shares Issued in Connection with the Acquisition

On January 29, 2019, pursuant to the terms of the Acquisition, all shares of D3esports were exchanged for 31,316,661 newly-issued shares of common stock and 7,000,000 shares of preferred stock of the Company to Sellers and persons who rendered valuable services to StemGen in the past. This transaction was exempt from registration pursuant to Section 4(a)(2) of the Securities Act as not involving any public offering. None of the shares were sold through an underwriter and accordingly, there were no discounts or commissions involved.

Sales of Unregistered Securities of StemGen

There have been no sales of unregistered securities during the last three years. This Item does not give effect to the Acquisition on January 29, 2019, in which each share of D3esports stock outstanding at the time of the Acquisition was exchanged for shares of our common and preferred stock at the applicable exchange rate described next preceding section.

Item 5.06      Change in Shell Company Status

Prior to the closing of the Acquisition, the Company was a “shell company” as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. As described above in Item 2.01, which is incorporated herein by reference into this Item 5.06, the Company ceased being a shell company upon the completion of the Acquisition on January 29, 2019.

Item 9.01      Financial Statements and Exhibits

(a)	Financial statements of business acquired.

In accordance with Item 9.01(a), D3esports’s audited financial statements as of and for the period ended June 30, 2018 and unaudited financial statements as of, and for the three months ended September 30, 2018, and the accompanying notes, are included in this Report as exhibits 99.2 and 99.3 respectively.

(b)	Pro forma financial information.

In accordance with Item 9.01(c), the following unaudited pro forma condensed financial statements is included in this Report as exhibit 99.4

(c)	Exhibits

The agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K are included to provide information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

●    should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

●    have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

●    may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

●    were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual facts as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

(d) Exhibits:

Exhibit No.	Exhibit Description

2.1*	Agreement and Plan of Reorganization dated December 13, 2018 for the acquisition of D3esports Corp.

3.1**	Amended and Restated Certificate of Incorporation of Amasys Corporation, October 11, 1996.

3.2**	Certificate of Amendment changing corporate name to Stemgen, Inc. filed January 23, 2013.

3.3****	Certificate of Correction filed April 9, 2015 changing the par value of common and preferred stock to $.001 per share.

3.4****	Certificate of Amendment submitted for filing January 29, 2019 increasing the authorized shares of common and preferred stock to 100 million and 8 million respectively.

3.5**	Bylaws of Amasys Corporation.

10.1****	Esports Service Agreement dated November 1, 2018 between Mainline.GG and D3esports for construction of a web application for D3esports.

99.1***

Audited balance sheets of StemGen, Inc. as of June 30, 2018, 2017 and 2016 and the related statements of operations, stockholders’ equity (deficit) and cash flows for each of the years in the three-year period ended June 30, 2018 filed with SEC November 2, 2018.

99.2****

The audited financial statements of D3esports, Inc. which comprise the balance sheet as of June 30, 2018 and the related statements of operations, stockholders’ equity and cash flows for the period from inception (May 1, 2018) through June 30, 2018, and the related notes to the financial statements.

99.3****

Unaudited financial statements of D3esports, Inc. which comprise the balance sheet as of September 30, 2018 and the related statements of operations, stockholders’ equity and cash flows for the three month period then ended , and the related notes to the financial statements.

99.4****

Unaudited pro forma condensed combined balance sheet of StemGen, Inc. and D3esports as of September 30, 2018 and unaudited pro forma condensed statements of operations for the three months ended September 30, 2018 and the year ended June 30, 2018.

*Incorporated by reference to our Form 8-K exhibit 2.1 filed with the SEC December 19, 2018

**Incorporated by reference to our Form S-1 exhibits 3.1(a),3.1(b) and 3.2 filed with the SEC March 17, 2015.

***Incorporated by reference to our Form 10-K filed with the SEC November 2, 2018

****Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StemGen, Inc.

Date: January 31, 2019	/s/ Simon Dawson
Simon Dawson
President, Chief Executive Officer, Chief Financial Officer and Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Incorporated by reference to Item 9.01(d) above